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                    UNITED STATES GUARANTEED PROMISSORY NOTE


City and State   New Orleans, Louisiana                             No. B-9703

Date  September 27, 1994                                     Case No. OG-G-862

THIS IS A PROMISSORY NOTE GUARANTEED BY THE UNITED STATES OF AMERICA (THE
"NOTE").

THIS NOTE WILL BE PAID BY   Zapata Protein (USA), Inc., P.O. Box 2868,
Hammond Louisiana 70404 (THE "PAYOR").

THIS NOTE WILL BE PAID TO   Sun Bank of Tampa Bay
at Commercial Loans, P.O. Box 20248, Tampa, Florida 33622-0248 (THE "PAYEE").

THIS NOTE'S PRINCIPAL AMOUNT IS Seven Hundred Sixty-eight Thousand One Hundred Eight dollars ($768,108.00) (THE "PRINCIPAL").

THIS NOTE'S INTEREST RATE IS    to be determined using the three-month (90-day)
London Interbank Offered Rate (LIBOR) plus 45 basis points (rounded up to the nearest basis point) adjusting quarterly, with a ten percent (10.0%) interest cap for the first ten (10) years. The interest rate for the first quarterly payment will be determined on the day the loan is funded and will be adjusted ninety (90) days prior to each payment due date thereafter. (THE "INTEREST
RATE).

THIS NOTE'S PAYMENT PROVISIONS ARE     that quarterly principal plus interest
payments will be due on December 27, March 27, June 27, and September 27, of each year until eighty (80) quarterly payments are made and/or the loan is fully amortized. (THE "PAYMENT PROVISIONS).

THIS NOTE MAY BE PREPAID        at any time without penalty.

         PAYEE HEREBY LENDS THE PRINCIPAL TO PAYOR. PAYOR HEREBY ACKNOWLEDGED RECEIPT OF THE PRINCIPAL FROM PAYEE. FOR VALUE RECEIVED, PAYOR PROMISES TO PAY THE PRINCIPAL TO THE ORDER OF PAYEE WITH INTEREST AT THE INTEREST RATE AND IN ACCORDANCE WITH THE PAYMENT PROVISIONS. PAYMENT SHALL BE AT PAYEE'S ADDRESS ABOVE UNLESS PAYEE DESIGNATES IN WRITING A DIFFERENT ADDRESS.

         INTEREST SHALL APPLY TO ALL UNPAID PRINCIPAL FROM THE DATE OF THIS NOTE. INTEREST IS SIMPLE INTEREST. INTEREST SHALL ACCRUE ON THE BASIS OF 30-DAY MONTHS AND 360-DAY YEARS.

         ALL PAYMENT ON THIS NOTE SHALL FIRST BE APPLIED TO ACCRUED INTEREST. ANY REMAINDER SHALL BE APPLIED TO THE PRINCIPAL.

         PAYEE MAY DECLARE THE FULL UNPAID AMOUNT OF THIS NOTE IMMEDIATELY DUE AND PAYABLE AT ANY TIME PAYOR FAILS TO KEEP HIS PROMISE. THE PAYOR'S PROMISE IS UNCONDITIONAL. PAYOR'S OBLIGATION UNDER THIS NOTE SHALL NOT BE IMPAIRED BY PAYEE'S INDULGENCE. THIS NOTE IS THE ENTIRE CONTRACT BETWEEN PAYOR AND PAYEE. PAYOR'S OBLIGATION IS JOINT AND SEVERAL IF MORE THAN ONE PARTY IS INVOLVED.

         THIS IS THE NOTE REFERRED TO IN THE GUARANTEE APPEARING AT THE BOTTOM OF THIS DOCUMENT.

Attest:                                   Zapata Protein (USA), Inc.

------------------------------            --------------------------------

By:                                       By:
------------------------------            --------------------------------

Secretary                                 Vice President and Controller

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                    GUARANTEE OF THE UNITED STATES OF AMERICA

         THIS IS A GUARANTEE OF THE NOTE APPEARING AT THE TOP OF THIS DOCUMENT (THE "GUARANTEE").

         THE GUARANTOR IS THE UNITED STATES OF AMERICA, ACTING BY AND THROUGH THE SECRETARY OF COMMERCE (THE "GUARANTOR").

         THE PAYEE IS THE SAME AS IN THE NOTE.

         GUARANTOR HEREBY PLEDGES ITS FULL FAITH AND CREDIT TO PAYMENT IN FULL OF THE NOTE. ALL UNPAID PRINCIPAL AND INTEREST (INCLUDING INTEREST THROUGH THE DATE OF GUARANTOR'S PAYMENT) IS HEREBY GUARANTEED. THE VALIDITY OF THIS GUARANTEE IS INCONTESTABLE AS TO ANY LAWFUL HOLDER OF THE NOTE.

         THIS GUARANTEE IS SUBJECT TO THE CONDITIONS APPEARING ON THE BACK OF THIS DOCUMENT.

         THE DATE OF THIS GUARANTEE IS THE SAME AS IN THE NOTE.


                               UNITED STATES OF AMERICA
                               SECRETARY OF COMMERCE
                               NATIONAL OCEANIC AND ATMOSPHERIC ADMINISTRATION

                               -----------------------------------------------
                               CHIEF, FINANCIAL SERVICES BRANCH
                               SOUTHEAST REGION

                               -----------------------------------------------
                               NATIONAL MARINE FISHERIES SERVICE





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